PURCHASE AGREEMENT

SILVER DISTRICT, La Paz County, Arizona

THIS PURCHASE AGREEMENT made effective September 29, 2014.

BETWEEN:

MAGELLAN GOLD CORPORATION, a Nevada company with an office at c/o Richard Harris, 6121 Lakeside Drive, Suite 260, Reno, Nevada 89511 (the “Magellan”)

AND:

COLUMBUS SILVER (U.S.) CORPORATION, a Nevada company with an office located at 573 E. Second Street, Reno, Nevada, 89502 (the “Columbus”)

WHEREAS:

A.

The Magellan and Columbus are parties to that certain Option Agreement – Silver District Property dated effective August 28, 2012, as amended August 15, 2013 (the “Option Agreement”, attached hereto as Schedule “A”);

B.

The parties want to terminate the Option Agreement and replace it with this purchase agreement (the “Agreement”).

NOW THEREFORE THIS AGREEMENT WITNESSETH that for the sum of $1.00 and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), and subject to the terms and conditions contained herein, the parties covenant and agree as follows:

1.

DEFINITIONS

1.1.

Terms not Defined Herein. Capitalized terms used but not defined in this Agreement will have the meaning(s) ascribed thereto in the Option Agreement.

2.

TERMINATION OF OPTION AGREEMENT

2.1.

This Agreement terminates, supersedes and replaces the Option Agreement including all obligations of the parties thereunder.

3.

PURCHASE AND SALE OF INTEREST

3.1

Columbus agrees to and does hereby sell and assign to Magellan or any wholly-owned subsidiary of Magellan, as instructed by Magellan, at the time of the execution of this Agreement, and Magellan agrees to purchase a 100% of Columbus ’s right, title, interest in and obligations thereunder in and to the Underlying Agreements and to take ownership of 100% of Columbus’ right, title and interest in and obligations thereunder in and to the patented and unpatented  Owned Claims, subject to the royalties applicable thereto, including without limitation the Royalties, in consideration for Magellan paying US$100,000 on the execution date of this Agreement.

3.2

Upon execution of this Agreement:

(a)

Columbus and Magellan agree to do all things as may be reasonably necessary to formally transfer Columbus’ right, title and interest in and to the Underlying Agreements, the patented and unpatented Owned Claims, and the Royalties to Magellan, including without limitation execution of formal transfer documents, recording, and so forth, provided that all costs associated therewith will be borne by Magellan. Magellan acknowledges and agrees that it will negotiate and execute any agreements relating to the Royalties with the beneficiaries thereof in order to assume Columbus’ obligations in connection therewith that Columbus reasonably believes is required; and

(b)

Columbus will deliver or cause to be delivered to Magellan all available reports, maps, drill logs, documents, assay results and any other data in its possession respecting the Property.

4.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF COLUMBUS

4.1

Columbus represents, warrants and covenants to Magellan, and acknowledges and confirms that Magellan is relying on such covenants, representations and warranties in entering into this Agreement, that:

(a)

it is duly organized, validly existing and in good standing under the laws of  the  State  of  Nevada  and  that  the  execution   and  delivery  of  this Agreement  and  the agreements  contemplated  hereby  will  not violate  or result in the breach of the laws of any jurisdiction  applicable or pertaining thereto or of its constituent documents;

(b)

it has full power and authority to carry on its business and to enter into this Agreement  and any agreement  or instrument  referred  to or contemplated by this Agreement;

(c)

neither  the  execution  and  delivery  of  this  Agreement,   nor  any  of  the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which Columbus is a party;

(d)

this Agreement constitutes a legal, valid and binding obligation of  Columbus; and

(e)

The Underlying Agreements are valid and enforceable in accordance with their terms; there exist no events of default under the Underlying Agreements, are in good standing under the laws of the jurisdiction in which it is located and are free and clear of all claims of third parties,  liens, charges and encumbrances other than the Royalties.

4.2

Except   as  expressly   represented,   warranted   and   covenanted   herein,  Magellan acknowledges and agrees that Columbus  makes  no other representations,  warranties or covenants, express or implied, with respect to the Underlying Agreements, the Property  and  the  subject  matter  of  this  Agreement.  Magellan acknowledges that it will not be entitled to, and does not and will not, rely on Columbus, or its representatives or agents, as to the condition of the Underlying Agreements and the Property except as represented and warranted herein , and that Magellan has relied and will rely on its own due diligence review in its decision to enter into this Agreement and to the Underlying Agreements and the Property.  MAGELLAN ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SET OUT IN THE ABOVE REPRESENTATIONS AND WARRANTIES OF COLUMBUS, ALL RIGHT, TITLE, OR INTEREST OPTIONED, ASSIGNED, OR SOLD HEREUNDER WILL BE COMPLETED ON AN AS-IS BASIS.

4.3

The representations and warranties contained in this paragraph 4 are provided for the exclusive benefit of Magellan and a breach of any one or more thereof may be waived by Magellan in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in this paragraph will survive the execution hereof.

5.

COVENANTS, REPRESENTATIONS AND WARRANTIES OF

MAGELLAN

5.1

Magellan represents and warrants to Columbus as follows, and acknowledges and confirms that Columbus is relying on such covenants, representations and warranties in entering into this Agreement:

(a)

It has full power and authority to carry on their businesses and to enter into this Agreement and any agreement  or instrument  referred to or contemplated by this Agreement;

(b)

It is  duly  organized,  validly  existing  and  in  good  standing under the laws of the State of Nevada and that the execution and delivery of this Agreement  and the agreements  contemplated  hereby will  not  violate  or  result  in  the  breach  of  the laws of  any  jurisdiction applicable or pertaining thereto or of their constituent documents;

(c)

neither  the  execution  and  delivery  of  this  Agreement,  nor  any  of  the agreements referred  to herein or contemplated hereby, nor the consummation of  the transactions hereby contemplated conflict with, result in the breach of or accelerate the performance required by, any agreement to which Magellan is a party; and

(d)

this Agreement constitutes a legal, valid and binding obligation of Magellan.

5.2.

The representations and warranties contained in this paragraph 5 are provided for the exclusive benefit of Columbus and a breach of any one or more thereof may be waived by the Columbus in whole or in part at any time without prejudice to their rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in this paragraph will survive the execution hereof.

6.

CONDITION PRECEDENT

6. 1

This Agreement is subject to the approval of the TSX Venture Exchange, if applicable.

7.

GENERAL

7.1

This Agreement will supersede and replace any other agreement or arrangement, including, without limitation, the Option Agreement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

7.2

No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance of such other of its obligations hereunder will be deemed or construed to be either consent to or a waiver of any other breach or default.

7.3

The parties will promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the parties.

7.4

This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

7.5

This Agreement will be construed in accordance with the laws of Nevada.

7.6

All sums of money referred to herein are expressed in US Dollars.

7.7

The headings appearing in this Agreement are for general information and reference only and this Agreement will not be construed by reference to such headings.

7.8

Nothing herein will constitute or be taken to constitute the Parties as partners or create any fiduciary relationship between them provided, however, that this qualification will not limit the express duty of each Party to act toward the other Party at all times in good faith with respect to all their obligations under this Agreement.

7.9

No modification, alteration or waiver of the terms herein contained will be binding unless the same is in writing, dated subsequently hereto, and fully executed by the Parties.

7.10

This Agreement may be executed in one or more counterparts and by facsimile transmission or other digital means.

7.11

Time is of the essence hereof.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as at the day and year first above written.

COLUMBUS SILVER (U.S.) CORPORATION, a Nevada corporation By ___/s/ Robert Giustra Robert Giustra, President	MAGELLAN GOLD CORPORATION a Nevada corporation By __/s/ John Power John Power, President

SCHEDULE “A”